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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 23, 1995

                         SECURITY CAPITAL PACIFIC TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MARYLAND
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                    1-10272
                            (COMMISSION FILE NUMBER)

                                   74-6056896
                      (IRS EMPLOYER IDENTIFICATION NUMBER)

       7777 MARKET CENTER AVENUE
             EL PASO, TEXAS                              79912
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

       Registrant's telephone number, including area code: (915) 877-3900

                           PROPERTY TRUST OF AMERICA
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On March 23, 1995, the shareholders of Security Capital Pacific Trust (formerly Property Trust of America), a Maryland real estate investment trust ("PTR"), approved and adopted an Agreement and Plan of Merger, dated as of December 6, 1994 (the "Merger Agreement"), among PTR, Security Capital Pacific Incorporated, a Maryland corporation ("PACIFIC"), and Security Capital Group Incorporated (which reflects the imminent name change from Security Capital Realty Incorporated and is referred to herein as "Security Capital Group"). Pursuant to the Merger Agreement, on March 23, 1995, PACIFIC was merged with and into PTR, PACIFIC ceased to exist as a corporation and PTR, the surviving entity in the Merger, changed its name to "Security Capital Pacific Trust."

  Pursuant to the Merger Agreement, each outstanding share of PACIFIC common stock was converted into the right to receive 0.611 of a PTR common share. 8,468,460 PTR common shares were issued in connection with the Merger. In addition, PTR assumed approximately $109 million of PACIFIC's liabilities.

  The PACIFIC common stock is not traded on any established public trading market. The exchange ratio was determined by dividing $10.00 (the value of a share of PACIFIC common stock as agreed upon between PTR and PACIFIC) by $16.375 (the closing sale price per PTR common share on the New York Stock Exchange on December 6, 1994). The $10.00 per share amount essentially represents PACIFIC's cost of its properties and is the same price at which PACIFIC sold shares of its common stock in all of its prior private offerings.

  PTR filed a Registration Statement (File No. 33-87184) with the Securities and Exchange Commission covering the registration of PTR common shares to be issued in connection with the Merger and containing a Joint Proxy/Information Statement and Prospectus. The Registration Statement, as amended, was declared effective on February 10, 1995.

  PACIFIC had been a wholly owned subsidiary of Security Capital Group from its inception in October 1993 through August 1994 when PACIFIC completed a private offering of PACIFIC common stock. Prior to the Merger, Security Capital Group owned approximately 97.6% of the outstanding shares of PACIFIC common stock. In addition, Security Capital Group has been PTR's largest shareholder since February 1990 and, prior to the Merger, Security Capital Group owned approximately 31.9% of the PTR common shares. Upon completion of the Merger and a concurrent subscription offering, Security Capital Group owned approximately 37.9% of the PTR common shares.

  PACIFIC engaged in the development, acquisition, operation and long-term ownership of multifamily properties in a six-state region of the western United States. PACIFIC owned and operated 17 multifamily properties containing 5,579 units. PACIFIC owned or had under control land and development rights for development of an expected 2,180 additional units. PTR will continue the business of PACIFIC.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
  (a) FINANCIAL STATEMENTS:

      The financial statements of the business acquired as described in
    Item 2 of this report, meeting the requirements of Rule 3-05 and Rule 3-14 of Regulation S-X, have been filed previously as part of Amendment No. 3 to the Form S-4 Registration Statement (No. 33-87184) filed by PTR with the Commission and are incorporated herein by reference.

  (b) PRO FORMA FINANCIAL INFORMATION:

      The Unaudited Pro Forma Combined Financial Information required pursuant to Article 11 of Regulation S-X, has been filed previously as part of Amendment No. 3 to the Form S-4 Registration Statement (No. 33-87184) filed by PTR with the Commission and is incorporated herein by reference.

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  (c) EXHIBITS:

      2.1  Agreement and Plan of Merger among PTR, PACIFIC and Security Capital
            Group, dated as of December 6, 1994 (Incorporated by reference to Exhibit
            2.1 to PTR's Registration Statement No. 33-87184).
     20.1  Joint Proxy/Information Statement and Prospectus dated February 10, 1995
            (Incorporated by reference to PTR's Registration Statement No. 33-87184).
     23.1  Consent of KPMG Peat Marwick LLP.
     99.1  Financial Statements for PACIFIC (Incorporated by reference to PTR's
            Registration Statement No. 33-87184).
     99.2  Text of Press Release of PTR, dated March 23, 1995.

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                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          Security Capital Pacific Trust

                                          By: /s/ William Kell
                                             ----------------------------------
                                                        William Kell
                                                Vice President and Principal
                                                  Financial and Accounting
                                                          Officer

Date: March 30, 1995

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                               INDEX TO EXHIBITS

                                                                     SEQUENTIAL
                                                                        PAGE
 EXHIBIT                                                               NUMBER
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
  2.1    Agreement and Plan of Merger among PTR, PACIFIC and
          Security Capital Group, dated as of December 6, 1994
          (Incorporated by reference to Exhibit 2.1 to PTR's
          Registration Statement No. 33-87184).
 20.1    Joint Proxy/Information Statement and Prospectus dated
          February 10, 1995 (Incorporated by reference to PTR's
          Registration Statement No. 33-87184).
 23.1    Consent of KPMG Peat Marwick LLP.
 99.1    Financial Statements for PACIFIC (Incorporated by
          reference to PTR's Registration Statement No. 33-87184).
 99.2    Text of Press Release of PTR, dated March 23, 1995.

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